                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 2005
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)

                    399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

      On June 24, 2005, Citigroup Inc. issued a press release announcing that it has signed a definitive agreement under which Citigroup will sell substantially all of its Asset Management business in exchange for the broker-dealer business of Legg Mason, Inc., approximately $1.5 billion of Legg Mason's common and convertible preferred shares, and approximately $550 million in the form of a five-year loan facility provided by Citigroup Corporate and Investment Banking.

      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
      --------------
           99.1          Press Release, dated June 24, 2005, issued by Citigroup
                         Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2005               CITIGROUP INC.


                                    By:    /s/  John R. Dye
                                       -----------------------
                                    Name:  John R. Dye
                                    Title: Assistant Secretary

                                  EXHIBIT INDEX


      Exhibit Number
      --------------
           99.1          Press Release, dated June 24, 2005, issued by Citigroup
                         Inc.